UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2005

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

We have made changes to the following agreements:

1. the form of each of our incentive stock option agreement and non-qualified stock option agreement provided to employees with respect to grants of stock options made under our Global Stock Incentive Plan; and

2. the form of each of our restricted stock unit award agreements provided to employees and non-employee directors with respect to grants of restricted stock unit awards made under our Global Stock Incentive Plan and our Compensation Plan for Non-Employee Directors.

The changes to these form agreements provide that the compensation committee of our Board of Directors may alter the definition of what constitutes a "change of control" of our company under the form agreements as the compensation committee deems necessary to comply with new legal requirements that result from the American Jobs Creation Act. In addition, the form of each of our incentive stock option agreement and our non-qualified stock option agreement provided to employees now includes an expanded section obligating optionees to protect our confidential information. No other changes were made to these form agreements. These changes are being incorporated into agreements for option and award grants made from and after November 1, 2004, which will be delivered to grant recipients for execution beginning in February 2005. Copies of the form agreements are attached as exhibits to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.a Form of Restricted Stock Unit Award Agreement provided to employees with respect to restricted stock unit award grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.

10.b Form of Restricted Stock Unit Award Agreement provided to non-employee directors with respect to restricted stock unit award grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.

10.c Form of Restricted Stock Unit Award Agreement provided to non-employee Directors of ADC with respect to Restricted Stock Unit awards made under the Compensation Plan for non-employee directors of ADC Telecommunications, Inc., restated as of January 1, 2004.

10.d Form of ADC Telecommunications, Inc. Incentive Stock Option Agreement provided to employees with respect to option grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.

10.e Form of ADC Telecommunications, Inc. Non-qualified Stock Option Agreement provided to employees with respect to option grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

February 4, 2005	By:	Gokul V. Hemmady

Name: Gokul V. Hemmady
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.a	Form of Restricted Stock Unit Award Agreement provided to employees with respect to restricted stock unit award grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.
10.b	Form of Restricted Stock Unit Award Agreement provided to non-employee directors with respect to restricted stock unit award grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.
10.c	Form of Restricted Stock Unit Award Agreement provided to non-employee Directors of ADC with respect to Restricted Stock Unit awards made under the Compensation Plan for non-employee directors of ADC Telecommunications, Inc., restated as of January 1, 2004.
10.d	Form of ADC Telecommunications, Inc. Incentive Stock Option Agreement provided to employees with respect to option grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.
10.e	Form of ADC Telecommunications, Inc. Non-qualified Stock Option Agreement provided to employees with respect to option grants made under the ADC Telecommunications, Inc. Global Stock Incentive Plan.